UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2023

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events
On September 1, 2023, Consolidated Edison Company of New York, Inc. (CECONY), the New York State Department of Public Service (NYSDPS) and other parties entered into a Joint Proposal for a CECONY steam rate plan for the three-year period November 1, 2023 through October 31, 2026. The Joint Proposal is subject to approval by the New York State Public Service Commission (NYSPSC). The following table contains a summary of the Joint Proposal.

CECONY – Steam
Effective period	November 2023 – October 2026
Base rate changes	Yr. 1 – $110 million (a) Yr. 2 – $44 million (a) Yr. 3 – $45 million (a)
Capital expenditures	Yr. 1 - $106 million Yr. 2 - $107 million Yr. 3 - $105 million
Amortizations to income of net regulatory liabilities	Yr. 1 – $ 15 million (b) Yr. 2 – $ 3 million (b) Yr. 3 – $ 3 million (b)
Weather Normalization Adjustment	Implementation of a weather normalization adjustment that adjusts base rates to reflect normal weather conditions during the heating season.
Recoverable energy costs	Continuation of current rate recovery of purchased power and fuel costs.
Negative revenue adjustments	Potential charges if certain performance targets relating to service, reliability, safety and other matters are not met: Yr. 1 - $3.7 million Yr. 2 - $3.8 million Yr. 3 - $3.8 million
Regulatory reconciliations	Reconciliation of uncollectible expenses and late payment charges (c) and expenses for pension and other postretirement benefits, variable-rate debt, property taxes (d), municipal infrastructure support costs (e), the impact of new laws and environmental site investigation and remediation to amounts reflected in rates. (f)
Net utility plant reconciliations	Yr. 1 - $2,025 million Yr. 2 - $2,029 million Yr. 3 - $2,015 million
Average rate base	Yr. 1 - $1,799 million Yr. 2 - $1,848 million Yr. 3 - $1,882 million
Weighted average cost of capital (after-tax)	Yr. 1 - 6.78 percent Yr. 2 - 6.81 percent Yr. 3 - 6.83 percent
Authorized return on common equity	9.25 percent
Earnings sharing	Most earnings above an annual earnings threshold of 9.75 percent are to be applied to reduce regulatory assets for environmental remediation and other costs accumulated in the rate year.
Cost of long-term debt	Yr. 1 – 4.51 percent Yr. 2 – 4.58 percent Yr. 3 – 4.62 percent
Common equity ratio	48 percent

(a)The base rate increases will be implemented with increases of $77.8 million in Yr. 1; $77.8 million in Yr. 2; and $77.8 million in Yr. 3 to levelize the customer bill impact. New rates will be effective as of November 1, 2023. CECONY will begin billing customers at the new levelized rate once the Joint Proposal is approved by the NYSPSC. Any shortfall in revenues due to the timing of billing to customers will be collected through a surcharge.
(b)Amounts reflect amortization of the tax savings under the federal Tax Cuts and Jobs Act of 2017 (TCJA) for the unprotected portion of the regulatory liability for excess deferred income taxes allocable to CECONY’s steam customers (the entire $24 million in Yr.1), the protected portion of the regulatory liability for excess deferred income taxes allocable to CECONY’s steam customers over the remaining lives of the related assets ($3 million in Yr. 1; $5 million in Yr. 2; and $6 million in Yr. 3) and the non-plant portion of the regulatory asset for deficient deferred income taxes allocable to CECONY’s steam customers (the entire $11 million in Yr.1).
(c)CECONY will defer the difference between its actual write-offs of uncollectible expenses and late payment fees (from January 1, 2020 through October 31, 2026) to amounts reflected in rates, with recovery/refund from or to customers via surcharge/sur-credit. Surcharge recoveries for write-offs of uncollectible expenses and late payment fees will each be subject to an annual cap that produces no more than a half percent (0.5 percent) total customer bill impact (estimated to be $2.5 million, $3.0 million, $3.5 million for Yr. 1, Yr. 2 and Yr. 3, respectively). Amounts in excess of the annual surcharge cap in a specific year may be rolled forward for recovery and will count towards the following year’s surcharge cap. Amounts in excess of the surcharge cap will be deferred as a regulatory asset for recovery in CECONY’s next steam base rate case.

(d)Deferrals for property taxes are limited to 90 percent of the difference from amounts reflected in rates, subject to an annual maximum for the remaining difference of not more than a maximum number of basis points impact on return on common equity (Yr. 1 – 10.0 basis points; Yr. 2 – 7.5 basis points; and Yr. 3 – 5.0 basis points), with recovery/refund from or to customers via surcharge/sur-credit. Surcharge recoveries will be subject to an annual cap that produces no more than a half percent (0.5 percent) total customer bill impact (estimated to be $2.5 million, $3.0 million, $3.5 million for Yr. 1, Yr. 2 and Yr. 3, respectively). Amounts in excess of the annual surcharge cap in a specific year may be rolled forward for recovery and will count towards the following year’s surcharge cap. Amounts in excess of the surcharge cap will be deferred as a regulatory asset for recovery in CECONY’s next steam base rate case.

(e)In general, if actual expenses for municipal infrastructure support (other than company labor) are below the amounts reflected in rates, CECONY will defer the difference for credit to customers, and if the actual expenses are above the amount reflected in rates, CECONY will defer for recovery from customers 80 percent of the difference subject to a maximum deferral, subject to certain conditions, of 30 percent of the amount reflected in the rate plan.
(f)In addition, the NYSDPS continues its focused operations audit to investigate CECONY's income tax accounting. The audit is investigating CECONY’s inadvertent understatement of a portion, the amount of which may be material, of its calculation of total federal income tax expense for ratemaking purposes. The understatement was related to the tax accounting treatment of its plant retirement-related cost of removal. As a result of such understatement, CECONY accumulated significant income tax regulatory assets that were not reflected in CECONY’s steam rate plans prior to November 1, 2023. A prospective correction is set forth for steam rates in the Joint Proposal.

Pursuant to the Joint Proposal, CECONY may file petitions for approval of future decarbonization projects and may defer/capitalize up to $3 million in total incremental operation and maintenance and/or capital costs for preliminary work on future decarbonization projects until there is a NYSPSC order on cost recovery.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer

Date: September 1, 2023

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